Conventional Natural Gas Producing Activities (Unaudited) - Schedule of Aggregate Change in the Standardized Measure of Discounted Future Net Cash Flows (Details) - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2024	Dec. 31, 2023
Schedule of Aggregate Change in the Standardized Measure of Discounted Future Net Cash Flows [Abstract]
Beginning standardized measure of discounted future net cash flows		$ 69,924	$ 90,474
Net change in sales prices related to future production	[1]	(54,042)	(96,635)
Net change due to extensions	[2]		51,044
Net change due to purchase of royalty interest		40,750
Previously estimated development costs incurred during the period		7,015	3,281
Net change in income taxes		19,095	21,579
Accretion of discount		6,291	181
Aggregate change in the standardized measure of discounted future net cash flows	[3]	19,109	(20,550)
Ending standardized measure of discounted future net cash flows		$ 89,033	$ 69,924

[1]	Gas prices are based on a reference price. Gross gas price is calculated as the unweighted arithmetic average of the first day-of-the-month price for each month within a 12-month period prior to the end of the reporting period. The volume-weighted average price attributable to the estimated proved reserves was $11.73 and $14.13 per thousand cubic feet of gas for the year ended December 31, 2024, and 2023, respectively.
[2]	Increases from extensions are solely related to the Company’s recent Longanesi development drilling. Recent drilling activity consisted of the following: drilling and completion of one gross Longanesi development well and workover and completion of one additional Longanesi development well (0.335 net to AleAnna’s interest) during the year ended December 31, 2023. The 3,911 10[6]ft3 of reserves added during the year ended December 31, 2023 relate to the drilling and completion of one gross Longanesi development well (0.335 net to AleAnna’s interest) during the year ended December 31, 2023. There were no other positive or negative revisions to reserves other than the reserves added as a result of drilling. The Company had no other exploratory or development drilling during the years ended December 31, 2024 or 2023. AleAnna’s existing reserves were considered economic and were expected to be recovered at the volume-weighted average price attributable to the estimated proved reserves of $11.73 and $14.13 per thousand cubic feet of gas for the year ended December 31, 2024, and 2023. As a result, there were no revisions to volumes in either year as a result of changes in sales prices during the years ended December 31, 2024 and 2023. The Company also had no other additions during the years ended December 31, 2024 or 2023.
[3]	The Company’s December 31, 2023 SEC Case reserves estimates contemplated the contractual arrangement and physical gas delivery to Blugas, such that the net cash flows attributable to the Company’s 33.5% working interest were reduced, as previously discussed in Note 9. Following the purchase of the Blugas ORRI as discussed in Note 9, the Company’s year-end December 31, 2024 reserve quantities continue to include the 20% of 350 million standard cubic meters (approximately 2,472 10[6]ft3). However, the previously required payments to Blugas associated with the sale of such quantities are no longer reflected as cash outflows (costs) as if such amounts were paid to Blugas. As the cash outflows (costs) are no longer reflected as if paid to Blugas, such amounts are reflected in the Company’s December 31, 2024 reserve report as allocable to the Company’s unencumbered 33.5% working interest.